UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2014 (October 10, 2014)

INLAND REAL ESTATE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On October 10, 2014, Inland Real Estate Corporation (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) with Wells Fargo Securities, LLC as the representative of the several underwriters named on Schedule A therein (the “Underwriters”), relating to the issuance and sale of 4,000,000 shares of Series B Preferred Stock at a public offering price of $25.00 per share (the “Preferred Stock Offering”). The closing of the Preferred Stock Offering is expected to occur on October 16, 2014, subject to satisfaction of customary closing conditions. The shares of Series B Preferred Stock have been registered under the Securities Act of 1933, as amended (the “Act”), pursuant to an effective registration statement on Form S-3 (File No. 333-181164) previously filed by the Company with the Securities and Exchange Commission (the “SEC”) under the Act (the “Registration Statement”).

The Purchase Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and this description of the material terms of the Purchase Agreement is qualified in its entirety by reference to that exhibit, which is incorporated into this Item 1.01 by reference. For a more detailed description of the Purchase Agreement, see the disclosure under the caption “Underwriting” contained in the prospectus supplement filed on October 14, 2014 with the SEC pursuant to Rule 424(b) under the Act (the “Prospectus Supplement”), which disclosure is also incorporated by reference into this Item 1.01.  The Prospectus Supplement supplements the Company’s base prospectus dated October 12, 2012 included in the Registration Statement.

The Underwriters and their respective affiliates have engaged in, and may in the future engage in, investment banking, commercial banking and other commercial dealings in the ordinary course of business with the Company and its affiliates, for which they have received and may continue to receive customary fees and commissions. The Company may use the net proceeds of the Preferred Stock Offering to repay indebtedness, which may include repaying amounts outstanding on the Company’s unsecured line of credit facility. Affiliates of certain of the Underwriters are lenders under the line of credit facility. To the extent any of the proceeds from the offering are used to repay amounts outstanding under the line of credit facility, these affiliates may receive a portion of the net proceeds of the Preferred Stock Offering proportionate to their respective commitments under the line of credit facility.

In connection with the filing of the Purchase Agreement, the Company is filing opinions of its counsel, Venable LLP and Proskauer Rose LLP, as Exhibits 5.1 and 8.1, respectively, to this Current Report on Form 8-K.

Item 3.03. Material Modifications to Rights of Security Holders.

On October 14, 2014, the Company filed Articles Supplementary (the “Articles Supplementary”) to the Company’s Fifth Articles of Amendment and Restatement with the Maryland State Department of Assessments and Taxation, classifying and designating 4,000,000 of the Company’s authorized shares of preferred stock, $0.01 par value per share, as 6.95% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share (“Series B Preferred Stock”). The Articles Supplementary became effective upon filing.

The Articles Supplementary were filed as Exhibit 3.2 to the Company’s registration statement on Form 8-A filed with the SEC on October 14, 2014, and are included in this Current Report on Form 8-K as Exhibit 3.1, and this description of the material terms of the Series B Preferred Stock is qualified in its entirety by reference to that exhibit, which is incorporated into this Item 3.03 by reference.

As set forth in the Articles Supplementary, the Series B Preferred Stock ranks, with respect to dividend rights and rights upon liquidation, dissolution or winding up of the Company,  (i) senior to all classes or series of the Company’s common stock, $0.01 par value per share (“Common Stock”) and to all equity securities the terms of which provide that such equity securities shall rank junior to the Series B Preferred Stock; (ii) on a parity with the Company’s 8.125% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share, and all other equity securities issued by the Company other than those equity securities referred to in clauses (i) and (iii), and (iii) junior to all equity securities issued by the Company which rank senior to the Series B Preferred Stock and which were issued in accordance with the terms of the Articles Supplementary.  The term “equity securities” as used in the preceding sentence does not include convertible debt securities prior to the time of conversion.

Holders of the Series B Preferred Stock are entitled to cumulative cash dividends, when and as they are authorized by the board of directors of the Company (the “Board”) and declared by the Company, at the rate of 6.95% per annum of the $25.00 per share liquidation preference, equivalent to a fixed annual amount of approximately $1.7375 per share. Dividends are payable monthly in equal amounts in arrears on the fifteenth day of each month, beginning on November 17, 2014 because November 15, 2014 is a Saturday, and the dividend payable on that date will be in the amount of $0.139965278 per share. If any future dividend payment date is not a business day, then the dividend which would otherwise have been payable will be paid on the next succeeding business day with the same force and effect as if paid on such dividend payment date, and no interest or additional dividends or other sums will accrue. Any dividend payable on the Series B Preferred Stock for any partial dividend period will be prorated and computed on the basis of a 360-day year consisting of twelve 30-day months. The dividend payable on November 17, 2014 will be paid to the persons who are the holders of record of the Series B Preferred Stock at the close of business on the corresponding record date, which will be November 3, 2014 because November 1, 2014 is a Saturday.

In addition to other preferential rights, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company’s affairs, the holders of shares of Series B Preferred Stock are entitled to receive the liquidation preference, which is $25.00 per share plus an amount equal to all accumulated and unpaid dividends to, but not including, the date of payment, before any distribution of assets is made to holders of any equity securities of the Company that rank junior to the Series B Preferred Stock upon liquidation, including Common Stock. After payment of the full amount of the liquidation preference to which they are entitled, the holders of Series B Preferred Stock will have no right or claim to any of the remaining assets of the Company.

Except upon the occurrence of a Change of Control (as defined below), the Series B Preferred Stock is not redeemable by the Company before October 16, 2019. On and after October 16, 2019, upon no fewer than 30 days’ nor more than 60 days’ written notice, the Company may, at its option, redeem the shares of Series B Preferred Stock, for cash, in whole or from time to time in part, by paying $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date of redemption.

Upon the occurrence of a Change of Control at any time prior to or following October 16, 2019, the Company may, at its option, redeem the shares of Series B Preferred Stock, for cash, in whole or in part and within 120 days after the first date on which such Change of Control occurred, by paying $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date of redemption.

In addition, if a Change of Control has occurred and  the Company has not provided notice of its election to redeem their shares of Series B Preferred Stock prior to the Change of Control Conversion Date (as defined below), holders of shares of Series B Preferred Stock will have the right to convert some or all of their shares of Series B Preferred Stock (the “Change of Control Conversion Right”) into a number of shares of Common Stock per share of Series B Preferred Stock to be converted equal to the lesser of:

•                  the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accumulated and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series B Preferred Stock dividend payment and prior to the corresponding Series B Preferred Stock dividend payment date, in which case no additional amount for such accrued and unpaid dividend will be included in this sum) by (ii) the Common Stock Price (as defined below); and

•                  4.9505 (subject to certain adjustments).

This amount is subject to provisions for the receipt of Alternative Conversion Consideration (as defined in the Articles Supplementary). The aggregate number of shares of Common Stock issuable in connection with the exercise of the Change of Control Conversion Right will not exceed 19,802,000 shares of Common Stock, subject to certain adjustments described in the Articles Supplementary.

If the Company has provided or provides a redemption notice, whether pursuant to the Company’s special optional redemption right in connection with a Change of Control or pursuant to the Company’s optional redemption right, holders of shares of Series B Preferred Stock will not have any right to exercise the Change of Control Conversion Right and convert their shares of Series

B Preferred Stock, and any shares of Series B Preferred Stock subsequently selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.

A “Change of Control” is when, after the first date of issuance of any the shares of Series B Preferred Stock, the following have occurred and are continuing:

•                  the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of shares of the Company entitling that person to exercise more than 50% of the total voting power of all shares of the Company entitled to vote generally in elections of directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•                  following the closing of any transaction referred to in the bullet above, neither the Company nor the acquiring or surviving entity has a class of common securities (or their equivalent, including American Depositary Receipts representing such securities) listed on the New York Stock Exchange (the “NYSE”), the NYSE MKT LLC (the “NYSE MKT”), or the NASDAQ Stock Market (“NASDAQ”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE MKT or NASDAQ.

The “Change of Control Conversion Date” will be a business day that is no fewer than 20 days nor more than 35 days after the date on which the Company provides the required notice of the occurrence of a Change of Control to the holders of shares of Series B Preferred Stock.

The “Common Stock Price” will be: (i) the amount of cash consideration per share of Common Stock, if the consideration to be received in the Change of Control by holders of Common Stock is solely cash; and (ii) the average of the closing prices per share of Common Stock on the NYSE for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the consideration to be received in the Change of Control by holders of Common Stock is other than solely cash.

Voting rights for holders of Series B Preferred Stock exist primarily with respect to the ability to elect two additional directors to the Board if 18 or more monthly dividends (whether or not consecutive) payable on the Series B Preferred Stock are in arrears, and with respect to voting on amendments to the Company’s charter (which includes the Articles Supplementary) that materially and adversely affect the rights of the Series B Preferred Stock or create additional classes or series of shares of the Company’s capital stock that are senior to the Series B Preferred Stock. Other than the limited circumstances described above and in the Articles Supplementary, holders of Series B Preferred Stock do not have any voting rights.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On October 10, 2014, the Company issued a press release announcing pricing of the Preferred Stock Offering. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Description

1.1	Purchase Agreement, dated October 10, 2014, by and among Inland Real Estate Corporation, on the one hand, and Wells Fargo Securities, LLC as representative of the several Underwriters listed on Schedule A attached thereto, on the other hand.

3.1

Articles Supplementary designating the Company’s 6.95% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share (incorporated by reference to Exhibit 3.2 of the Company’s registration statement on Form 8-A filed with the SEC on October 14, 2014).

5.1	Opinion of Venable LLP.

8.1	Opinion of Proskauer Rose LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Proskauer Rose LLP (included in Exhibit 8.1 hereto).

99.1	Press release dated October 10, 2014.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995.These forward-looking statements are not historical facts but are the intent, belief or current expectations of the Company’s management based on their knowledge and understanding of the business and industry, the economy and other future conditions. For example, the Company makes forward-looking statements in this Current Report regarding the Company’s expectations as to the closing of the Preferred Stock Offering. Forward-looking statements are not guarantees of future performance or events, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in the forward-looking statements herein due to numerous risks and uncertainties. See ‘‘Risk Factors’’ beginning on page S-9 of the Prospectus Supplement and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K for a more complete discussion of these risks and uncertainties. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       October 15, 2014

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark Zalatoris
Name:	Mark Zalatoris
Title	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Purchase Agreement, dated October 10, 2014, by and among Inland Real Estate Corporation, on the one hand, and Wells Fargo Securities, LLC, as representatives of the several Underwriters listed on Schedule A attached thereto, on the other hand.

3.1

Articles Supplementary designating the Company’s 6.95% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share (incorporated by reference to Exhibit 3.2 of the Company’s registration statement on Form 8-A filed with the SEC on October 14, 2014).

5.1	Opinion of Venable LLP.

8.1	Opinion of Proskauer Rose LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Proskauer Rose LLP (included in Exhibit 8.1 hereto).

99.1	Press release dated October 10, 2014.